Exhibit 10.20.5

LIMITED CONSENT AND AMENDMENT

RECITALS:

Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement dated as of July 8, 2015 among CorEnergy Infrastructure Trust, Inc. (“Borrower”), the Guarantors which are, or may become signatory to the Credit Agreement (as defined below), Regions Bank, as Agent, and the Lenders named therein, as amended by First Amendment to Amended and Restated Revolving Credit Agreement dated November 4, 2015 (as amended, the “Credit Agreement”). Terms used and not defined herein shall have the meanings given them in the Credit Agreement.
Borrower owns 81.05% of the outstanding equity in Pinedale Corridor, LP, a Delaware limited partnership (“Pinedale“), an Unrestricted Subsidiary, and proposes to make an Investment of up to $49,000,000 in Pinedale through its general partner Pinedale GP, Inc. (“Pinedale GP”), an Unrestricted Subsidiary (the “CORR Capital Investment”), the proceeds of the CORR Capital Investment to be used by Pinedale to repay outstanding Indebtedness of Pinedale maturing March 30, 2016 under that certain Term Credit Agreement dated December 7, 2012 among Pinedale, as borrower, KeyBank National Association, as a lender and agent, and the other lenders party thereto (as amended, the “Pinedale Term Loan Facility”). The proposed CORR Capital Investment in Pinedale would be prohibited by §8.3 of the Credit Agreement, and Borrower has requested that Lenders consent to the proposed CORR Capital Investment. The undersigned each agree that the proposed CORR Capital Investment would not violate §2.7 of the Credit Agreement.
LIMITED CONSENT:

Subject to the conditions and limitations set forth herein, Agent and the Lenders party hereto hereby consent to the proposed CORR Capital Investment by Borrower in Pinedale, provided:

1)	Not more than $44,000,000 of the proposed CORR Capital Investment shall consist of proceeds of Loans;

2)
Such proposed CORR Capital Investment shall be made on or before March 30, 2016, and contemporaneous therewith, The Prudential Insurance Company of America, a New Jersey corporation (“Prudential”), which indirectly owns 18.95% of the outstanding equity in Pinedale, shall make an Investment (directly or indirectly) equal to the Capital Investment divided by 0.8105 times 0.1895 (up to $11,225,000) in Pinedale (the “Prudential Capital Investment”, and together with the CORR Capital Investment, the “Capital Investments”), and Pinedale shall use the proceeds of the Capital Investments to repay in full all outstanding obligations and indebtedness under the Pinedale Term Loan Facility; it being understood and agreed that the form of the Capital Investments may constitute Indebtedness of Pinedale;

3)
Following the making of the Capital Investments, Borrower shall not permit Pinedale to issue or incur any Indebtedness (other than the Capital Investments, if they constitute Indebtedness) unless (i) Lenders whose aggregate Percentage exceeds sixty-six and two thirds percent (66 2/3%) consent to such Indebtedness; provided that such consent shall not be unreasonably delayed or conditioned; provided, that it shall not be unreasonable

Exhibit 10.20.5

for any Lender to withhold its consent if such Indebtedness contains (x) any restrictions or limitations on cash distributions from Pinedale to the Borrower (including any rights of the providers of such Indebtedness to limit, restrict, stop or capture such cash distributions upon the occurrence of certain events) more onerous than those contained in the Pinedale Term Loan Facility and in effect prior to December 31, 2015, or (y) any other material terms (other than pricing) more onerous than the material terms of the Pinedale Term Loan Facility as in effect prior to December 31, 2015 and (ii) contemporaneous with the issuance or incurrence of such Indebtedness (x) Pinedale makes a Distribution of the proceeds of such Indebtedness to Borrower, in an aggregate amount at least equal to (A) the CORR Capital Investment minus (B) Distributions by Pinedale to Borrower after March 31, 2016, but only to the extent a corresponding repayment of the Outstanding Revolving Loans was made therefrom, and (y) Borrower uses the proceeds of such Distributions to prepay Outstanding Revolving Loans;

4)
Following the making of the CORR Capital Investment, and continuing until such time as Borrower shall have received from Pinedale the full amount of the CORR Capital Investment, the references to “$40,000,000” in Section 8.3(i) of the Credit Agreement shall be deemed to refer instead to “$0”; following Borrower’s receipt of such return of capital, such references in such Section 8.3(i) shall thereafter again refer to “$40,000,000”;

5)	The reference to “900,000” in Section 3.1(a) of the Credit Agreement is hereby amended to refer instead to “$1,615,000”; and

6)
The definition of “Adjusted EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following clause at the end thereof: “plus, for any calculation of Adjusted EBITDA for any fiscal period that includes the fiscal quarter ending March 31, 2016, an amount equal to $2,553,075”.

EFFECTIVENESS
This Limited Consent shall become effective as of the date hereof when and only when (i) Agent shall have received, at its office a counterpart of this Limited Consent executed and delivered by the Borrower, Agent and Required Lenders, and (ii) Borrower shall have paid to each Lender that executes this Limited Consent a consent fee (the “Consent Fee”) equal to 0.10% of the sum of (x) such Lender’s Revolving Commitment plus (y) such Lender’s Outstanding Term Loan plus (z) such Lender’s commitment under the MGP/UPS Credit Facility; provided, if Borrower does not pay the Consent Fee on or before March 4, 2016, this Limited Consent shall not become effective and shall be void ab initio.
Following the effectiveness hereof, this Limited Consent shall automatically terminate on March 30, 2016 if the proposed Capital Investment is not made on or before such date.
LIMITATIONS AND CONDITIONS:

1.
The Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects by the Borrower. The Borrower hereby ratifies and confirms in all respects any and all Liens on any and all Collateral granted by it pursuant to any Security Documents to which it is a party. The Borrower hereby represents and warrants that after giving effect to

Exhibit 10.20.5

this Limited Consent, (i) all representations and warranties contained in §6 of the Credit Agreement and in the other Loan Documents, after giving effect to the limited consent herein and the events related thereto, are true and correct in all material respects on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) no Default has occurred and is continuing on and as of the date hereof, or would result from the execution and delivery of this Limited Consent by the Borrower and (iii) no Material Adverse Effect has occurred. Except as expressly waived or agreed herein, all covenants, obligations and agreements of the Borrower and each Guarantor contained in the Credit Agreement and other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by the Borrower in all respects.

2.
The Borrower agrees to reimburse and save Agent and Lenders harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Limited Consent, including, without limitation, the reasonable fees and expenses of legal counsel to Agent which may be payable in respect of, or in respect of any modification of, this Limited Consent.

3.	This Limited Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

4.
This Limited Consent and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

5.	This Limited Consent is a "Loan Document" as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.
This Limited Consent may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

Exhibit 10.20.5

This Limited Consent is dated effective as of March 4, 2016.
IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first set forth above.

BORROWER: CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation
By:	/s/ Richard C. Green
Name: Richard C. Green
Title: Executive Chairman

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

Exhibit 10.20.5

[Execution of Limited Consent Continued]
GUARANTORS:

CORRIDOR PRIVATE HOLDINGS, INC., a Delaware corporation		CORRIDOR PUBLIC HOLDINGS, INC., a Delaware corporation
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman

CORENERGY OPERATING PARTNERSHIP, LP, a Delaware limited partnership By its general partner CorEnergy GP, LLC		MOWOOD CORRIDOR, INC., a Delaware corporation
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman

HUNTON GP, LLC, a Delaware limited liability company		HUNTON CORRIDOR, LP, a Delaware limited partnership By its general partner Hunton GP, LLC
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman

GRAND ISLE GP, INC., a Delaware corporation		GRAND ISLE CORRIDOR, LP, a Delaware limited partnership By its general partner Grand Isle GP, Inc.
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman

Exhibit 10.20.5

GUARANTORS:

LCP OREGON HOLDINGS, LLC, a Delaware limited liability company		CORRIDOR BISON, LLC, a Delaware limited liability company
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman

CORENERGY BBWS, INC., a Delaware corporation		CORENERGY GP, LLC, a Delaware limited liability company
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman

CORRIDOR MOGAS, INC., a Delaware corporation		GRAND ISLE LP, INC., a Delaware corporation
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman

MOGAS PIPELINE LLC, a Delaware limited liability company		UNITED PROPERTY SYSTEMS, LLC, a Delaware limited liability company
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman

CORRIDOR LEEDS PATH WEST, INC., a Delaware corporation		FOUR WOOD CORRIDOR, LLC, a Delaware limited liability company
By:	/s/ Richard C. Green	By:	/s/ Richard C. Green
Name:	Name: Richard C. Green	Name:	Name: Richard C. Green
Title:	Chairman	Title:	Chairman
[SIGNATURES CONTINUED ON FOLLOWING PAGES]

Exhibit 10.20.5

REGIONS BANK, as a Lender and as Agent

By:	/s/ Richard S. Kaufman
Name:	Richard S. Kaufman
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael T. Letsch
Name:	Michael T. Letsch
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

BOKF, NA DBA
BANK OF KANSAS CITY, as a Lender
By:	/s/ Bryan W. Palmer
Name:	Bryan W. Palmer
Title:	Vice President

ARVEST BANK, as a Lender
By:	/s/ Barry P. Sullivan
Name:	Barry P. Sullivan
Title:	Senior Vice President

ACADEMY BANK, N.A., as a Lender
By:	/s/ Jason Hilpipre
Name:	Jason Hilpipre
Title:	Vice President

UMB BANK, N.A. as a Lender

By:	/s/ Jess M. Adams
Name:	Jess M. Adams
Title:	Vice President